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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2004
Date of Report (Date of earliest event reported)

ENXNET, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-30675	73-1561191
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1723 S. Boston Ave
Tulsa, Oklahoma 74119
(Address of principal executive offices including zip code)

(918) 592-0015
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

Exhibit No.	Description

99.1	Press Release

ITEM 9. REGULATION FD DISCLOSURE

EnXnet, Inc. has entered into contracts with OneDisc Distribution Co., LLC, a Texas limited liability company, and Castaway Record Company, LLC, a Texas limited liability company, effective October 30, 2004, whereby OneDisc(R) and Castaway(TM) agrees to buy all their requirements for DVDPlus(R)/OneDisc(TM) CDs, DVDs, SACD, VCR tapes, cassette tapes, vinyl records and all other recordable media exclusively from EnXnet(R).

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 27th day of October, 2004.

ENXNET, INC.
(Registrant)

BY:	/s/ Ryan Corley
Ryan Corley President, Principal Executive Officer and a member of the Board of Directors.